UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2008 (July 11, 2008)
SPHERIS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-132641	62-1805254

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Pkwy., Ste. C-3, Franklin, Tennessee	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 261-1500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 15, 2008, Spheris Holding III, Inc. entered into that certain Third Amendment to Stockholders’ Agreement (the “Amendment”) by and among Spheris Holding III, Inc., Spheris Investment LLC, the Warburg Investors (as defined therein) and the TowerBrook Investors (as defined therein).
     The Amendment amends provisions of the Stockholders’ Agreement, dated as of November 5, 2004, as amended, by and among Spheris Holding III, Inc. and the Warburg Investors (as defined therein), the Towerbrook Investors (as defined therein) and Spheris Investment LLC, relating to the composition of the Board of Directors of Spheris Holding III, Inc. and its subsidiaries, certain observation rights of certain Spheris Holding III, Inc. stockholders, and actions that require the approval of the Majority Warburg Investors (as defined therein).
     The foregoing summary is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 11, 2008, Joel Ackerman and Tenno Tsai resigned from the Board of Directors of Spheris Inc. (the “Company”) and Spheris Holding III, Inc., effective immediately, to ensure compliance with regulatory requirements resulting from Warburg Pincus’ directorships in one of its portfolio companies that may compete to some extent with the Company. Mr. Ackerman and Mr. Tsai served on the Board of Directors of the Company as representatives of Warburg Pincus Private Equity VIII, L.P., the beneficial owner of a majority of the Company’s outstanding stock. Neither Mr. Ackerman nor Mr. Tsai cited any disagreement on any matter relating to the Company, its operations, policies or practices as cause for their resignation from the Board of Directors of the Company and Spheris Holding III, Inc.
     The Company’s Board of Directors will continue to be comprised of Jonathan Bilzin, senior managing director of TowerBrook Capital Partners-New York; Robert Z. Hensley, former audit partner of Ernst & Young LLP; John A. Kane, former chief financial officer of IDX Systems Corporation; Michael J. King, former chairman and CEO of HealthScribe, Inc.; Neal Moszkowski, Co-CEO of TowerBrook Capital Partners- New York; Steven E. Simpson, president and CEO of the Company; and Wayne T. Smith, chairman of the board, president and CEO of Community Health Systems, Inc.
     A copy of the press release announcing Mr. Ackerman’s and Mr. Tsai’s resignations from the Board of Directors of the Company is included herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit:
     The following exhibit is filed or furnished herewith as noted above:

Exhibit Number	Description

10.1	Third Amendment to Stockholders’ Agreement dated July 15, 2008 by and among Spheris Holding III, Inc., Spheris Investment LLC, the Warburg Investors and the TowerBrook Investors.

99.1	Press Release dated July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIS INC.
Date: July 15, 2008	By:	/s/ Brian P. Callahan
Brian P. Callahan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Stockholders’ Agreement dated July 15, 2008 by and among Spheris Holding III, Inc., Spheris Investment LLC, the Warburg Investors and the TowerBrook Investors.

99.1	Press Release dated July 15, 2008

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